SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: April 8, 1997
                          -----------------------------


                            THE CHASE MANHATTAN BANK
      (formerly known as "The Chase Manhattan Bank, NATIONAL ASSOCIATION")
      --------------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  ---------------------------------------------
                      (Issuer with respect to Certificates)


       New York              33-93570                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission              (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


        270 Park Avenue, New York, New York               10017
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

Item 5. Other Events

    On each of 2/18/97 and 3/17/97, Chase Manhattan Home Equity Loan Trust 1995-1 (the "Trust") made the distributions to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995
(the "Pooling and Servicing Agreement"), betwee The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

Copies of the Certificateholder Reports for such Distribution Dates delivered pursuant to section 5.03 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7 (c).     Exhibits
                --------

Exhibit         Description
-------         -----------

20.1 Monthly Certificateholders statement with respect to the February 18, 1997 distribution.

20.2 Monthly Certificateholders statement with respect to the March 17, 1997 distribution.

                             SIGNATURES
                             ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE CHASE MANHATTAN BANK


                                    /s/ William J. Murray
                                    ---------------------
                                    By: William J. Murray
                                    Title: Vice President

Date: April 8, 1997

                                        INDEX TO EXHIBITS
                                        -----------------


  Exhibit                   Description
  -------                   -----------

   20.1                  Certificateholder Report dated
                         2/18/1997 delivered pursuant to
                         Section 5.03 of the  Pooling  and
                         Servicing Agreement dated as  of
                         September 1, 1995.

   20.2                  Certificateholder Report dated
                         3/17/1997 delivered pursuant to
                         Section 5.03 of the  Pooling  and
                         Servicing Agreement dated as  of
                         September 1, 1995.